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                                                                    Exhibit 10.4

                        FIRST AMENDMENT TO LOAN AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of March 15, 2004 (the "Amendment Effective Date") by and among NATCO GROUP INC., a Delaware corporation (the "U.S. Borrower"); NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario (the "Canadian Borrower"); AXSIA GROUP LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom (the "U.K. Borrower"); each of the lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as agent for the U.S. Lenders (in such capacity, together with its successors in such capacity, the "U.S. Agent"); HSBC BANK CANADA, acting as agent for the Canadian Lenders (in such capacity, together with its successors in such capacity, the "Canadian Agent"), and HSBC BANK PLC, acting as agent for the U.K. Lenders (in such capacity, together with its successors in such capacity, the "U.K. Agent"). The U.S. Borrower, the Canadian Borrower and the U.K. Borrower are herein collectively called the "Borrowers" and the U.S. Agent, the Canadian Agent and the U.K. Agent are herein collectively called the "Agents".

                                    RECITALS

      A. The Borrowers, the Lenders and the Agents executed and delivered that certain Loan Agreement (as amended, the "Loan Agreement") dated as of March 15, 2004. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

      B. The Borrowers, the Lenders and the Agents desire to amend the Loan Agreement in certain respects.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents do hereby agree as follows:

      SECTION 1. Amendment to Loan Agreement. On and after the Amendment Effective Date, clause (l) of the definition of "Permitted Liens" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

            (l) Liens securing the Export/Import Credit Facilities, subordinated to the Liens securing the Obligations in a manner acceptable to U.S. Agent, covering personal Property of the U.S. Borrower and its Subsidiaries covered by the Security Documents (other than equity interests in and to Subsidiaries of the U.S. Borrower and the SACROC Facility)

      SECTION 2. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the

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rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Agreement.

      SECTION 3. Expenses. The Borrowers shall pay to the Agents all reasonable fees and expenses of their respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

      SECTION 4. Certifications. The Borrowers hereby certify that (a) no event which could reasonably be expected to have a Material Adverse Effect has occurred and is continuing and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

      SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agents and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

      THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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      IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                        NATCO GROUP INC,
                                        a Delaware corporation

                                        By: /s/ Richard W. FitzGerald
                                            ------------------------------------
                                                Richard W. FitzGerald, Senior
                                                Vice President and Chief
                                                Financial Officer

                                        NATCO CANADA, LTD., a corporation formed under the laws of the Province of Ontario

                                        By: /s/ Richard W. FitzGerald
                                            ------------------------------------
                                                Richard W. FitzGerald, Vice
                                                President

                                        AXSIA GROUP LIMITED,
                                        a company incorporated in England and
                                        Wales under the Companies Act of the
                                        United Kingdom

                                        By: /s/ Richard W. FitzGerald
                                            ------------------------------------
                                                Richard W. FitzGerald,
                                                Authorized Signatory

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as U.S. Agent, Issuer
                                        of U.S. Letters of Credit, and a U.S.
                                        Lender

                                        By: /s/ Scott Gildea
                                            ------------------------------------
                                        Name: Scott Gildea
                                        Title: Vice President

                                        COMERICA BANK

                                        By: /s/ Mona M. Foch
                                            ------------------------------------
                                        Name: Mona M. Foch
                                        Title: Senior Vice President -
                                               Texas Division

                                        HSBC BANK PLC,
                                        as U.K. Agent

                                        By: /s/ DPS Hawkey
                                            ------------------------------------
                                        Name: David Peter Stanley Hawkey
                                        Title: Commercial Banking Manager

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                                        HSBC BANK CANADA,
                                        as Canadian Agent

                                        By: /s/ Malcolm Tensley
                                            ------------------------------------
                                        Name: Malcolm Tensley
                                        Title: AVP, Commercial Banking

                                        By: /s/ Perry Englot
                                            ------------------------------------
                                        Name: Perry Englot
                                        Title: Vice President and Manager

                                        SOUTHWEST BANK OF TEXAS, N.A.

                                        By: /s/ Carmen Dunmire
                                            ------------------------------------
                                        Name: Carmen Dunmire
                                        Title: Senior Vice President

                                        BANK OF AMERICA, N.A.

                                        By: /s/ David A. Batson
                                            ------------------------------------
                                        Name: David A. Batson
                                        Title: VP

                                        COMPASS BANK

                                        By: /s/ R R Newman
                                            ------------------------------------
                                        Name: R. R. Newman
                                        Title: VP

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      The undersigned hereby join in this Amendment to evidence their consent to execution by Borrowers of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.

                                    NATIONAL TANK COMPANY, a Delaware
                                    corporation, and TOTAL ENGINEERING SERVICES
                                    TEAM, INC., a Louisiana corporation

                                    By: /s/ Richard W. FitzGerald
                                        ---------------------------------------
                                            Richard W. FitzGerald,
                                            Senior Vice President and Treasurer

                                    AXSIA HOLDINGS LIMITED (formerly known as
                                    Starfish Acquisition Limited), a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA SERCK BAKER LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, AXSIA HOWMAR LIMITED, a company incorporated in England and Wales under the Companies Act of the United Kingdom, and RICHARD MOZLEY LIMITED, company incorporated in England and Wales under the Companies Act of the United Kingdom

                                    By: /s/ Richard W. FitzGerald
                                        ---------------------------------------
                                            Richard W. FitzGerald,
                                            Authorized Signatory